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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 2, 1999,
                                                        -----------------


                             BLYTH INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        1-13026                      36-2984916
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


               100 Field Point Road, Greenwich, Connecticut   06830
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               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         See Exhibit 99.1 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1     Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLYTH INDUSTRIES, INC.



Date: December 2, 1999              By: /s/ Bruce D. Kreiger
                                        -----------------------------------
                                        Name: Bruce D. Kreiger
                                        Title: Vice President & General Counsel